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                                                                 EXHIBIT 10.20
                                   LEASE AGREEMENT
                                  Existing Building
                                    (Multi-Tenant)


STATE OF TEXAS
COUNTY OF  Travis
         ----------

     This Lease Agreement ("this lease"), made and entered into by and between Industrial Properties Corporation ("Landlord") and SI Diamond Technology, Inc. ("Tenant");

     1. Premises and Terms. In consideration of the obligation of Tenant to pay rent as provided in this lease, and in consideration of the other terms, provisions, and covenants of this lease, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from landlord certain premises described and delineated on the demising plan contained in Exhibit A attached hereto and incorporated herein by this reference, situated within a building (the "Building") located on certain real property (the "Land") within the above-named County and State and more particularly described as follows:

     Approximately 9,667 square feet of space located at 3006 Longhorn Boulevard, Suites 107, 108 and 109, Austin, Travis County, Texas, situated on lot 1, block B, resubdivision of Industrial Terrace, section 3,

together with the other Improvements erected upon said premises (the said premises and the Improvements located therein being hereinafter referred to as the "Premises").

     To Have and to Hold the Premises, subject to the other terms and provisions of this lease, for a term commencing on June 1, 1998 and ending 60 months thereafter. Tenant acknowledges that it has inspected the Premises and accepts the Premises in their present condition as suitable for the purpose for which the Premises are leased. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel, or improve the Premises, have been made by Landlord, except for those expressly set forth in this lease.

     2. Rent. Tenant agrees to pay to Landlord rent for the Premises, without deduction, set off, or abatement, for the term, at the rate of Seven thousand fifty-six dollars and 91/100 **** Dollars ($7,056.91) per month. One such monthly installment shall be due and payable on the commencement date recited above, and a like monthly installment shall be due and payable in advance without demand on or before the same day of each succeeding month during the hereby demised term. However, if such commencement date should be a date other than the first day of a calendar month, there shall be due and payable on said commencement date as rent for the balance of the calendar month during which said commence date shall fall, a sum equal to that portion of the rent for a full month as herein provided which the number of days from said commencement date to the end of the calender month during which said commencement date shall fall bears to the total number of days in such month, and all succeeding installments of rent shall be payable in advance on or before the first day of each succeeding calendar month during the term. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Seven thousand two hundred fifty and 25/100 Dollars ($7,250.25), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein as provided by law, use such fund to the extent necessary to make good any arrears of rent and any other damage, injury, expense, or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If there be no event of default by Tenant in existence, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration of this lease. Notwithstanding anything contained in this lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this lease, whether or not expressly denominated

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as rent, shall constitute rent for the purposes of this lease and for purposes of section 502(b)(6) (or comparable provision of any future bankruptcy law) of the Federal Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code").

     3. Disclaimer of Warranties. BY EXECUTION OF THIS LEASE, TENANT ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, NEITHER LANDLORD NOR ANY OFFICER, PARTNER, AGENT, EMPLOYEE, OR REPRESENTATIVE OF LANDLORD MAKES OR HAS MADE ANY WARRANTIES OR REPRESENTATIONS OR ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, OR ANY PORTION THEREOF, ITS PHYSICAL CONDITION, INCOME TO BE DERIVED THEREFROM, OR EXPENSES TO BE INCURRED WITH RESPECT THERETO, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR USE, OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE SAME. THERE ARE NO ORAL AGREEMENTS, WARRANTIES, OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PREMISES OR ANY PORTION THEREOF, EXCEPT AS MAY BE OTHERWISE EXPRESSLY SET FORTH IN THIS LEASE. LANDLORD AND TENANT EACH HEREBY AGREE THAT THE PREMISES ARE LEASED IN AN AS IS CONDITION WITH ANY AND ALL LATENT OR PATENT DEFECTS. IN NO EVENT SHALL TENANT HAVE THE RIGHT TO RECOVER CONSEQUENTIAL DAMAGES. TENANT BY EXECUTION OF THIS LEASE, EXPRESSLY AGREES THAT LANDLORD HAS NOT MADE AND DOES NOT MAKE ANY WARRANTIES WITH RESPECT TO THE PREMISES UPON WHICH AN ACTION UNDER THE TEXAS DECEPTIVE TRADE PRACTICES ACT COULD BE BASED.

     4.   Use.

     A. The Premises shall be used, to the extent permitted by applicable law, only for general office purposes and, to the extent applicable, for the purpose of receiving, storing, shipping, and selling (other than retail) products, materials, and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Tenant shall at its own cost and expense obtain and at all times maintain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances, and regulations applicable to the use of the Premises by tenant and shall promptly comply with all governmental orders and directives for the correction, prevention, and abatement of nuisances in, upon, or connected with the use of the Premises by tenant all at Tenant's sole expense. Without Landlord's prior written consent, Tenant shall not receive, store, or otherwise handle any product, material, or merchandise which is explosive or highly inflammable or any material which may be corrosive or otherwise damaging to the Premises or any appurtenances thereto. Tenant will not, without Landlord's approval, permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous or the premiums therefor more expensive. In the event any such use of the Premises, or any part thereof, whether approved by Landlord or not, shall ever cause the insurance rates for policies carried by Landlord to increase, Tenant shall pay on demand from Landlord, as additional rent, the full amount by which such insurance rates increased solely as a result of Tenant's use, without regard to whether such policy covers areas other than the Premises so long as such other covered areas are adjacent thereto or otherwise affected by Tenant's hazardous use. Further, Tenant will not introduce into the Premises or use therein any equipment or fixtures which might be reasonably expected, due to excess weight, vibration, or any other characteristic, to cause damage to the Premises or undue interference with the occupancies of adjacent premises. Additionally, Tenant shall not store any products, materials, or merchandise outside the exterior walls or interior demising walls of the Premises without Landlord's prior written consent.

     B. Without limiting the generality of the provisions of Paragraph 4.A above, Tenant expressly agrees that (I) no activity will be conducted on the Premises that will use or produce any "Hazardous Substance" (as hereinafter defined), except for such activities as are part of the ordinary course of Tenant's business activities (the "Permitted Activities"), provided said Permitted Activities are at all times conducted in accordance with all Environmental Laws and further provided that the Permitted Activities have been approved in advance in writing by Landlord which approval shall not be unreasonably withheld or delayed after disclosure to Landlord by Tenant of the Hazardous Substances involved; (II) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials as are used in the ordinary course of Tenant's business (the "Permitted Materials"), provided such Permitted Materials are at all times properly stored in a manner and


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location meeting all Environmental Laws and further provided that the storage of such Hazardous Substances is approved which approval shall not be unreasonably withheld or delayed in advance in writing by Landlord after disclosure to Landlord by Tenant of the Hazardous Substances involved; (III) no portion of the Premises will be used as a landfill or a dump; (IV) Tenant will not install any underground tanks of any type on the Premises or the Land; (V) Tenant will not permit any Hazardous Substances to be brought onto, stored, processed, disposed of on, released, discharged from (including ground water contamination) or otherwise handled on the Premises, except for the Permitted Materials which are used and disposed of (at a location other than on the Land or Premises) in accordance with Environmental Law, and if so brought or found located thereon, the same shall be immediately removed by Tenant, at Tenant's sole cost and expense, with proper disposal (at a location other than on the Land or Premises), and all required cleanup procedures shall be diligently undertaken by Tenant pursuant to all Environmental Laws. Landlord may condition any approval of Permitted Activities or of Permitted Materials on compliance with such terms and conditions as Landlord may reasonably deem appropriate, and may refuse to grant its approval if the purposed Permitted Activities or the proposed Permitted Materials require a permit, license, registration, hazardous waste generator identification number, or other filing or approval under any Environmental Law, or if, in Landlord's reasonable judgment, the propose Permitted Activities or the proposed Permitted Materials would pose any material adverse risk [see addendum 1]. Tenant shall immediately notify Landlord should Tenant become aware of any Hazardous Substance or other environmental problem or liability with respect to the Premises. Reasonable amounts of copy machine toners and other normal office supplies as reasonably necessary for the conduct of Tenant's regular office functions within the Premises shall be considered Permitted Materials, and the normal use of such office supplies and materials in the conduct of normal office operations shall be considered Permitted Activities. For purposes of this lease "Hazardous Substances" means any substance (i) the presence of which requires removal, remediation, or investigation under any Environmental Law, (ii) that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance under any Environmental Law, including without limitation, any hazardous substance within the meaning of
Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. Section 9601(14), or (iii) that contains or consists of gasoline, diesel fuel, oil, fuel oil, or other petroleum hydrocarbons. Tenant shall indemnify and hold Landlord (and any mortgagee and trustee under any deed of trust or mortgage on the Premises) harmless from all claims, demands, actions, liabilities, costs (including attorney's fees), expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant, its invitees, agents, contractors or employees in violation of the foregoing provision relating to Hazardous Substances. The foregoing indemnification shall survive the termination or expiration of this lease.

     5.   Taxes.

     A. Subject to the provisions of Paragraph 5.B, Landlord agrees to pay before they become delinquent all taxes, assessments (both general and special), or governmental charges (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the Premises or any part thereof; provided, however, Landlord may, at its sole cost and expense (in its own name or in the name of both Landlord and Tenant as Landlord may deem appropriate) dispute and contest the same, and in such case such disputed item need not be paid until finally adjudged to be valid and any right to appeal has lapsed. At the conclusion of such contest, Landlord shall pay the items contested to the extent that they are held valid, together with all items, court costs, interest, and penalties relating thereto.

     B. The maximum amount of taxes levied or assessed against the Premises during any one real estate tax year to be paid by Landlord shall be those taxes levied or assessed during the 1997 real estate tax year (the "maximum tax amount"). If in any real estate tax year during the term, or any renewal or extension, the taxes levied or assessed against the Building and Land are in an amount which causes the portion thereof allocable to the Premises to exceed the maximum tax amount, Landlord shall notify Tenant of the amount of taxes actually paid by Landlord for such tax year, and the amount of the excess which is payable by Tenant which excess shall be prorated between Tenant and all other tenants of the Building based on Tenant's Share (hereinafter defined). Tenant shall pay to Landlord on or before the payment date set forth in such notice (which date shall be not less than ten (10) days from


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the date of such notice), as additional rent, the amount of such excess; and
the failure to pay such excess when due shall be treated as a failure to make payment of rent when due. Any payment to be made pursuant to this Paragraph 5.B with respect to the real estate tax year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the term of this lease bears to a full tax year. Landlord's real estate tax statements with respect to the Premises shall be made available for inspection by Tenant At Landlord's offices during Landlord's business hours.

     6.   Landlord's Repair and Common Area Obligations.

     A. Landlord shall at its expense maintain only the roof, foundation, and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence or willful misconduct of Tenant, or Tenant's employees, agents, or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, or special store fronts. Tenant shall promptly give Landlord written notice of any defect or need for repairs, after which Landlord shall have a reasonable opportunity to repair same or cure such defect. Landlord's liability hereunder shall be limited to the cost of such repairs or curing such defect. In the event the Premises have air conditioning installed therein on the date of this lease, then Landlord represents that on the commencement date of this lease such air-conditioning system shall be in good operating condition; provided, however, that during the term of this lease Tenant shall at its own cost and expense maintain such system in good operating condition, shall make all necessary repairs, and upon termination of this lease shall deliver such system to Landlord in good operating condition, ordinary wear and tear excepted.

     B. Subject to the provisions of Paragraph 6.C, Landlord shall take reasonable care of the grounds around the Building including exterior lighting, mowing of grass, care of shrubs and trees, and general landscaping and will keep the parking areas, driveways, and alleys in a reasonably clean, usable, and sanitary condition.

     C. In addition to and separate from the rent payable under Paragraph 2, Tenant shall pay to Landlord Tenant's Share (hereinafter defined) of Maintenance and Use Charge (as hereinafter defined), as adjusted from time to time, pursuant to the provisions hereinafter stated. For purposes of this lease, the following terms shall have the hereinafter indicated meanings:

          (a) The phrase "Maintenance and Use Charge" shall mean, for each calendar year (or portion thereof) during the term of this lease, the aggregate of all costs, expenses and liabilities of every kind or nature paid or incurred by Landlord in connection with the performance of its obligations under Paragraph 6.B. In no event shall the phrase "Maintenance and Use Charge" include any expenditure of cost attributable to capital improvements or capital maintenance items.

          (b) The term "Tenant's Share" shall refer to a fraction, the numerator of which is the floor area (in square feet) of the Premises and the denomination of which is the aggregate leaseable floor area (in square feet) in all buildings (including the Building) now or hereafter situated on the Land as of the first day of January for the relevant calendar year; Landlord and Tenant hereby stipulate that Tenant's Share is 19.3%.

     D. Monthly during the first year of the term of this lease, Tenant will pay Landlord the sum of $193.34 per month, monthly in advance, as an initial estimate of the Maintenance and Use Charge payable at the same time and place as the rent is payable; provided, however, if the lease term does not begin on the first day of a calendar month, Tenant shall pay a pro rata portion of such sum for such partial month; such applicable amount being herein referred to as the "Estimated Charge." Landlord shall have the right to adjust such monthly estimate on an annual basis pursuant to Paragraph 6.E hereof.


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     E.   At the end of each calendar year occurring during the term of this lease (and subsequent to the expiration or other termination of this lease if such occur on a date other than the last day of a calendar year), Landlord will give Tenant notice of the total amount(s) paid by Tenant for the relevant calendar year together with the actual amount of Tenant's Share of the Maintenance and Use Charge for such calendar year. If the actual amount of Tenant's Share of the Maintenance and Use Charge with respect to such period exceeds the aggregate amount(s) previously paid by Tenant with respect thereto during such period, Tenant shall pay to Landlord the deficiency within ten (10) days following notice from Landlord. However, if the aggregate amount(s) previously paid by Tenant with respect thereto exceeds Tenant's Share of the Maintenance and Use Charge for such period, then, at Landlord's election, such surplus (net of any amounts then owing by Tenant to Landlord) shall be credited against the next ensuing installment of the Maintenance and Use Charge due hereunder by Tenant, or Landlord may refund such net surplus to Tenant within thirty (30) days following Landlord's calculation of Tenant's Share of the Maintenance and Use Charges with respect to each calendar year. Landlord shall be entitled to adjust, in its reasonable discretion, the Estimated Charge, such adjusted Estimated Charge to be payable on the first day of the second calendar month immediately following Landlord's notice of such adjustment and to remain in effect until further notice from Landlord.

     7. Tenant's Repairs. Tenant shall, at its own cost and expense, keep all other parts of the Premises, including but not limited to, windows, glass and plate glass, doors (including overhead doors), any special store front, interior walls and finish work, floors and floor covering, heating, ventilating and air-conditioning systems, gutters, downspouts and protective posts therefor, curbs, dock boards, dock bumpers, dock levelers, steps and landings, plumbing work and fixtures, and gas, electric, water, and other utility lines, in good condition and repair, ordinary wear and tear excepted, and shall take good care of the Premises and its fixtures and suffer no waste. Tenant shall keep the Premises free of all pest infestation, including, but not limited to, termites and rodents, and shall maintain a regular pest control prevention program. Except as set forth in the last sentence of this Paragraph 7, Tenant shall not be obligated to repair any damage caused by fire, tornado, or other casualty covered by items set forth under the extended coverage provisions of Landlord's fire insurance policy. In the event the Premises are served by rail track or spur track, then Tenant, notwithstanding the provisions of any rail track agreements to the contrary, shall be liable and responsible for maintaining, or reimbursing the rail carrier for the maintenance of, the portion of the track and related facilities adjacent to the Premises. Tenant shall also be obligated to repair any damage to the Premises or any part thereof caused by the negligent Act or willful misconduct of Tenant, its agents, customers, employees, or invitees regardless of whether Tenant would otherwise be obligated to make such repair by the provisions hereof.

     8. Alterations. Tenant shall not make any major alterations, additions, or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant may, without the consent of Landlord, but at Tenant's own cost and expense and in a good, workmanlike manner, make such minor alterations, additions, or improvements or erect, remove, or alter such partitions, or erect such shelves, bins, machinery, and trade fixtures as it may deem advisable, without altering the basic character of the Building or improvements, without affecting the structural or loadbearing elements of the Building or improvements, without overloading or damaging such Building or improvements or any utility systems servicing same, and without interference to the other occupants of the Building or any other of Landlord's tenants, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements. At the termination of this lease, Tenant shall, if Landlord so elects, and at Tenant's sole cost and expense, remove all alterations, additions, improvements, and partitions erected by Tenant and restore the Premises to their original condition; otherwise, such improvements shall be delivered to Landlord with the Premises. All shelves, bins, machinery, and trade fixtures installed by Tenant may be removed by Tenant at the termination of this lease, if Tenant so elects, so long as no event of default by Tenant is then in existence, and shall be removed if required by Landlord. All such removals and restorations shall be accomplished in a good, workmanlike manner so as not to damage the primary structure or structural qualities of the Building and other improvements situated on the Premises. Any fixtures installed in the Premises by Tenant other than shelves, bins, machinery, and similar trade fixtures shall become the property of Landlord when installed.


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     9.   Signs.  Tenant shall have the right to install signs upon the exterior of the Building and other improvements situated on the Premises only when first approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed, and subject to any applicable governmental laws, ordinances, regulations, and other requirements and subject to applicable restrictive covenants, if any. Tenant shall remove all such signs at the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacements of the Building and other improvements situated on the Premises.

     10. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any time during reasonable business hours for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required to be made by Landlord under the terms of this lease and for the purpose of showing the Premises and the Building to prospective purchasers. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time during reasonable business hours for the purpose of showing the Premises to prospective tenants and shall have the right to erect on the Premises a suitable sign indicating that the Premises are for sale or lease.

     11. Utilities. Landlord agrees to provide such water, electricity, telephone, and other utility service connections into the Premises as may be presently in place. Tenant shall pay all charges incurred for any utility services used on or from the Premises and any maintenance charges for utilities, shall be responsible for any costs associated in any manner with any additional utility connections to the Premises which Tenant may require, and shall furnish all electric light bulbs and tubes. Such payments shall be made directly to the supplier of any utility separately metered (or submetered) to the Premises, or to Landlord, if any such utilities are not separately submetered or metered. Landlord shall calculate the cost of Tenant's share of any such utilities on such equitable basis as may be determined by Landlord with respect to any such utilities. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises.

     12.  Assignment and Subletting.

     A. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding any assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of the other obligations imposed on Tenant under the terms, provisions, and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents or payments becoming due to Tenant under such assignment or sublease and apply such rent or payment against any sums due to Landlord by Tenant. No such collection shall be construed to constitute a novation of a release of Tenant from the further performance of its obligations under this lease. Landlord shall have the right to assign any of its rights under this lease.

     B. If Tenant is a corporation, then any transfer of this lease from Tenant by merger, consolidation or dissolution or any change in ownership or power to vote a majority of the voting stock in Tenant outstanding at the time of execution of this instrument (or at any future time) shall constitute an assignment for the purpose of this lease; provided, however, that acquisition of all stock of a corporate Tenant by any corporation, the stock of which is listed on either the New York or American Stock Exchange, or the merger of a corporate Tenant into such a corporation, the stock of which is so listed, shall not itself be deemed to be a violation of Paragraph 12 hereof. For purposes of this Paragraph 12.B, the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation involved.


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     C.   If Tenant is a general partnership having one or more corporations as partners or if Tenant is a limited partnership having one or more corporations as general partners, the provision of the preceding Paragraph 12.B shall apply to each of such corporations as if such corporation alone had been the Tenant hereunder.

     D. If Tenant is a general partnership, then the transfer of a majority of the partnership interest of Tenant existing at the time of execution of this instrument (or at any future time) shall constitute an assignment for the purpose of this lease. If Tenant is a limited partnership, then the assignment of all or any portion of the interest of a general partner of Tenant shall constitute an assignment for the purpose of this lease.

     13.  Fire and Casualty Damage.

     A. If the Premises should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     B. If the Premises or the Building should be totally destroyed by fire, tornado, or other casualty, or if the premises should be so damaged that rebuilding or repairs cannot be completed within 200 days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     C. If the Premises or the Building should be damaged by fire, tornado, or other casualty, but only to such extent that rebuilding or repairs can be complete within 120 days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, but Landlord shall, at its sole cost and expense, proceed with reasonable diligence to rebuild and repair such Building to substantially the condition in which it existed prior to such damage, except that (i) Landlord shall not be required to so rebuild or repair if less than twelve (12) months remain in the term hereof after the expiration of such 120 day period, (ii) Landlord shall not be required to rebuild, repair, or replace any part of the partitions, fixtures, and other improvements which may have been placed on the Premises by Tenant, and (iii) so long as Landlord has complied with the provisions hereof relating to insurance coverage. Landlord shall not be obligated to expend any funds in excess of available insurance proceeds attributable to such damage in rebuilding the Premises. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period the Premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within 120 days after the date upon which Landlord is notified by Tenant of such damages, Tenant may, at its option, terminate this lease by delivering written notice of termination to Landlord within thirty (30) days after the expiration of such 120-day period, as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and determine.

     D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant, whereupon all rights and obligations hereunder shall cease and determine.

     E. Any insurance which may be carried by Landlord or Tenant against loss or damage to the buildings and other improvements situated on the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     F. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage casualties covered by the insurance maintained hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releaser's policies contain a clause or


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

endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause of endorsement.

     G. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the Building (exclusive of any of Tenant's fixtures, furnishings, and equipment attached thereto or located thereon) in an amount not less than eighty percent (80%) of the replacement cost thereof. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, the insurance premiums for the fire and extended insurance carried by Landlord shall exceed the premiums for such insurance for the first full lease year of the term hereof, Tenant shall pay to Landlord, within fifteen (15) days after receipt by Tenant of notice of the amount thereof, as additional rent, Tenant's Share of the amount of such excess; and the failure to pay Tenant's Share of such excess upon demand shall be treated in the same manner as a failure to make payment of rent when due.

     14. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons, or visitors, or to any other person whomsoever, for any injury to person or damage in property on or about the Premises caused by the negligence or misconduct of Tenant, its agents, servants, or employees, or of any other person entering upon the Premises or caused by the Building and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water, or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant agrees to indemnify Landlord and hold it harmless from any loss, expense, or claims, including attorneys' fees, arising out of any such damage or injury; except that any injury to person or damage to property caused by the gross negligence of Landlord or by the failure of Landlord to repair and maintain that part of the Premises which Landlord is obligated to repair and maintain within a reasonable time after the receipt of written notice from Tenant of needed repairs or defects shall be the liability of Landlord and not of Tenant. Tenant shall procure and maintain throughout the terms of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000 in respect of any one occurrence and a General Aggregate limit of $2,000,000, and to be written by insurance companies qualified to do business in the state in which the Premises are located. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms. All such policies shall contain provisions requiring that the insurer give Landlord not less than thirty
(30) days' prior written notice of the cancellation of such policies.

     15.  Condemnation.

     A. If the whole or any substantial part of the Premises or the Building or Land upon which the Premises are located should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said Premises shall occur. For the purposes hereof, "substantial part of the Premises" shall be deemed to mean such portion of the Premises the loss of which would, in Landlord's reasonable opinion, materially lessen the usefulness of the Premises to Tenant for the purposes for which Tenant is then using the Premises.

     B. If less than a substantial part of the Premises or the Building or Land upon which the Premises are located shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     16. Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the term of this lease, as may be renewed or extended, unless otherwise agreed in writing, such holding over shall constitute and be construed as creating a month-to-month tenancy only, cancellable at the will of Landlord, at a rental equal to the greater of (a) the then fair market rental value of the Premises or (b) the total rental payable for the last month of the term hereof plus fifty percent (50%) of such amount, payable in full on the first day on which Tenant holds over and on the first day of each month thereafter during such holdover period. The inclusion of the preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.

     17. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances, and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental and performing its other covenants and agreements under the terms of this lease, shall peaceably and quietly have, hold, and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, or anyone claiming by, through, or under Landlord, but not otherwise, subject to the terms and provisions of this lease.

     18. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

          (a) Tenant shall fail to pay any installment of the rent or additional rent hereby reserved (including, without limitation, amounts payable pursuant to Paragraphs 4, 5, 6, 11, and 13 hereof) or shall fail to perform or discharge any other obligation or liability of Tenant under this lease requiring the payment of money when any such payment is due.

          (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (c) Tenant shall file a petition under any section or chapter of the Bankruptcy Code or under any present or future bankruptcy, insolvency, or similar law or statute of the United States or any state thereof heretofore or hereinafter enacted; or Tenant shall have such a petition filed against it involuntarily and such petition is not withdrawn or otherwise removed within sixty (60) days of its being filed; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (d) A receiver, trustee, or custodian shall be appointed for, or shall take possession of, all or substantially all of the assets of Tenant.

          (e) Tenant shall abandon or vacate any substantial portion of the Premises.

          (f) Tenant shall fail to comply with any term, provision, or covenant of this lease or shall fail to discharge any obligation or liability hereunder not involving the payment of money, and shall not cure any such failure within ten (10) days after written notice thereof to Tenant, provided that if such default is not susceptible to cure within ten (10) days, Tenant shall be deemed to have cured such default if Tenant has commenced efforts to cure such default within such ten (10) day period and diligently pursues and completes such curative actions within a reasonably prompt period of time thereafter.

     19. Remedies. Upon the occurrence of any of such events of default described herein, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever (Tenant hereby expressly waiving any such notice or demand):

          (a) Terminate this lease, in which event Tenant shall immediately surrender the Premises to Landlord without any payment therefor, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by any lawful means, whether through judicial process or otherwise, and including the lawful use of force, if necessary, without being liable for prosecution or any claim of damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

          (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by any lawful means, whether through judicial process or otherwise, and including the lawful use of force, if necessary, without being liable for prosecution or any claim for damages therefor, and relet the Premises, in the name of Landlord or otherwise, for such term or terms (which may be greater or lesser than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions as Landlord, in its sole discretion, may determine, and receive the rent therefor. In the event of any such re-entry or dispossession, Tenant shall not thereby be relieved of its liability and obligations under this lease, which shall survive any such re-entry or dispossession, and in that event (i) the rent and other charges required to be paid by Tenant up to the time of such re-entry or dispossession shall become due and payable, together with such reasonable expense as Landlord may incur for reasonable attorneys' fees, brokerage commissions, and/or expenses of putting the Premises in such condition as the Tenant under the provisions hereof is required to maintain, or for preparing the same for reletting and (ii) Tenant or the legal representatives of Tenant shall also pay Landlord, as liquidated damages for the failure of Tenant to observe and perform Tenant's covenants herein contained, an amount equal to the sum of (A) the base rental set forth in Paragraph 2 hereof and (B) all additional rental payable by Tenant under the provisions hereof, as if this lease were still in effect less the net amount, if any, of the rents and all other amounts collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this lease as the same may theretofore have been extended. In computing the amount of such liquidated damages there shall be included such expenses as Landlord may incur in connection with reletting, including reasonable attorneys' fees, brokerage commissions, expenses of keeping the Premises in the condition Tenant is required to maintain under the provisions of this lease, or expenses of preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the day specified hereunder, and any suit brought to collect the amount of the deficiency of any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month by a similar proceeding.

          (c) Enter upon the Premises by any lawful means, whether through judicial process or otherwise, and including the lawful use of force, if necessary, without terminating this lease and without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

In the event Tenant fails to pay any installment of rent or additional rent hereunder within five (5) days after such installment is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to ten percent (10%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a wavier of such default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning, or to enforce or defend, any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of the surrender of the Premises and no agreement to accept the surrender of said Premises shall be valid unless in writing signed by Landlord. The receipt by Landlord of rent with knowledge of the breach of any covenant or other provision contained in this lease shall not be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants contained herein.

     20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or any portion thereof. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage. With respect to any mortgage(s) and/or deed(s) of trust at any time hereafter created which constitute a lien or charge upon the Premises or the improvements situated thereon, Landlord agrees to request the holder of such mortgage to enter into a non-disturbance and attornment agreement with Tenant providing for such lender to honor this lease and Tenant's interest in the Premises so long as Tenant is not in default hereunder. However, Landlord makes no warranty that any such agreement is obtainable, and Tenant's obligation to subordinate this lease to any such mortgage shall not be dependent upon the execution of any such agreement.

     21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in the above Paragraph 20, or in the payment of taxes or any other items which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered, after giving Landlord (and the holder of any mortgage or deed of trust lien encumbering the Premises of which it has received notice) five (5) days' prior written notice of such default and if Landlord fails to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be credited against the installments of rent next payable by Tenant hereunder; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21, unless the items paid shall be superior to Tenant's interest hereunder.

     22. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach, if at all, only to the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereof and that it will same and hold Landlord harmless from any and all loss, cost, or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, titles, and interest of Landlord in the Premises or under the terms of this lease.
Further, Tenant agrees that it will immediately remove and have released any mechanics' materialmen's or similar lien which may become attached to the Premises or any interest therein during the term hereof.

     23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing, or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken.

     A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

     B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

     C. Any notice or document required or permitted to be delivered hereunder (other than a payment, which shall be deemed received only when actually received) shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, certified or registered mail, addressed to the appropriate party hereto at the address set out opposite its name below, or at such other address as it has theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                               TENANT:

Industrial Properties Corporation       SI Diamond Technology, Inc.
400 East Carpenter Freeway              3006 Longhorn Blvd., Suite 107
Irving, TX  75062-3955                  Austin, TX  78758

If and when included within the term "Landlord," as used in this instrument, there are more than one person, firm, or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant," as used in this instrument, there are more than one person, firm, or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     24.  Miscellaneous.

     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires.

     B. The terms, provisions, and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors, and permitted assigns, except as otherwise herein expressly provided.

     C. The captions are inserted in this lease for convenience only and in no way define, limit, or describe the scope or intent of this lease, or any provision hereof, nor in any way affect the interpretation of this lease.

     D. Tenant agrees, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease, and such other matters pertaining to this lease as may be reasonably requested by Landlord.

     E. This lease may not be altered, changed, or amended except by an instrument in writing executed by Landlord and Tenant.

     F. This instrument [including all Exhibits and Riders (signed or initialled by Landlord and Tenant) which are attached hereto] constitutes the entire agreement between Landlord and Tenant. No prior written or prior or contemporaneous oral statements, promises, or representations shall be binding.

     G. If any provision of this lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the lease, but such other provisions shall continue in full force and effect.

     H. This lease shall be construed and enforced in accordance with the laws and judicial decisions of the State of Texas.

     I. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential damages or special damages; and all liability of Landlord for damages for breach of any covenant, duty or obligation of Landlord hereunder may be satisfied only out of the interest of Landlord in the Land and Building existing at the time any such liability is finally adjudicated and all rights to appeal have lapsed. The term "Landlord" means only the owner of the Land, and in the event of the transfer by such owner of its interests in the Land, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding upon each new owner for the duration of such owner's ownership.

     J. In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this lease by reason of a constructive or actual eviction from all or part of the Premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until (a) it shall have given written notice of such act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any first mortgage or first deed of trust affecting the Premises. If the name and address of such holder(s) shall have previously been furnished to Tenant; and (b) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, not to exceed thirty (30) days, during which time Landlord and such holder(s) or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission. See Addendum 2.

     K. Whenever a period of time is hereby prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental law regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant. See Addendum 3.

     L.   Landlord and Tenant agree and intend that this lease shall supersede
Section 92 of the Texas Property Code (and any successor statute) to the extent of any conflict; without limiting the foregoing, none of the obligations or duties imposed by such section shall be binding upon Landlord unless expressly provided for in this lease.

     25. Return of Premises. At the end of the term covered by this lease, or upon such earlier termination of this lease as provided herein, Tenant shall surrender the Premises to Landlord in the same good order and condition as the Premises were in prior to the beginning of the term hereof, reasonable wear and tear excepted; provided, that in any case the Premises shall be surrendered to Landlord reasonably clean and free of debris. At such time Tenant shall deliver to Landlord all keys to the Premises. Any equipment, trade fixtures, or other property of Tenant left in the Premises after the end of the lease shall be conclusively deemed to have been abandoned by Tenant, and Landlord may thereupon without notice to Tenant take possession of such property and, at Landlord's option, either (i) declare same to be the property of Landlord, or (ii) at the sole cost and expense of Tenant, dispose of such property in any manner and for whatever consideration Landlord in its sole discretion shall deem most advisable. Tenant agrees that it will, promptly upon Landlord's request, execute at Tenant's sole cost and expense, such bills of sale or other evidences of title in such property as Landlord may request.

     26. Special Provisions. Additional Provisions, if any, set forth on Exhibits and Riders attached hereto and made a part hereof for all purposes are incorporated herein as if fully set forth in this Paragraph. The attached Exhibits and Riders are Exhibit "A" (Demising Plan), Exhibit "B" (Option Rider), Exhibit "C" (Addendum to Lease Agreement). Further, the following special provisions are set forth below and made a part hereof for all purposes:

     27. All rent and other payments required to be made by Tenant to Landlord shall be payable to Landlord at the following address:

               Industrial Properties Corporation
               P.O. Box 844243
               Dallas, TX  75284-4243


     EXECUTED the 2nd day of June, 1998.


                                       LANDLORD:
                                       Industrial Properties Corporation


                                       By:   /s/
                                          ------------------------------------

                                             Its: Executive Vice President
                                                 -----------------------------

                                       TENANT:
                                       SI Diamond Technology, Inc.


                                       By:   /s/ Zvi Yaniv
                                          ------------------------------------
                                             Its: President
                                                 -----------------------------

                                    EXHIBIT "B"

                                    OPTION RIDER
                             ATTACHED TO LEASE BETWEEN
                    INDUSTRIAL PROPERTIES CORPORATION, LANDLORD
                      AND SI DIAMOND TECHNOLOGY, INC., TENANT
                                 DATED JUNE 2, 1998


1. Provided that Tenant is not in default under the terms hereof at either the time of its exercise of the option herein provided or at the end of term provided in the lease (or the end of the then current option period, if applicable), Tenant shall have 1 consecutive options to exceed this lease for a period of 3 years, each at the end of the primary term of the lease. Each such option must be exercised by Tenant giving Landlord written notice in accordance with the notice provisions of the lease of its intention to exercise such option not less than 180 nor more than 210 days prior to the end of the primary term, or the previous option period, as the case may be.

2. For each option period exercised by Tenant in accordance herewith the lease shall be deemed extended and shall be continued in full force and effect with respect to every applicable term and condition contained therein, except that the rent payable with respect to the Premises for such option period shall be as follows:

     Market Rental of Like Space -- Will reflect the current market rate, but under no circumstances will be less than the rental paid in the previous term. If the Landlord and Tenant cannot agree upon the current market rate within thirty days following Tenant's exercise, and Tenant does not withdraw its exercise within fifteen days thereafter, then the Tenant and Landlord shall, within ten days, each select an appraiser who shall complete their appraisals within ten days after being selected. Should the two appraisals produced by these appraisers not concur on the current market rate, then the two appraisers shall pick a third appraiser and the results of the third appraisal shall be the market rate (provided that such appraisal shall state a rate that is not more than the higher and no less than the lower rate determined by the two other appraisers). If the appraised value is not determined prior to expiration of the Lease, Tenant shall continue to pay rent at the former rate until such determination is made, after which time the parties shall adjust the actual rent due for the prior period within thirty days. The cost of the appraisal shall be borne by the party employing the appraiser, and the parties shall equally share the cost of the third appraiser, if any.

3. In the event Tenant fails to exercise any option within the time and in the manner provided herein, such option, and all subsequent options, shall be deemed waived by Tenant and shall not be exercisable thereafter.

4. The option provided herein is for the sole benefit of Tenant and may not be exercised by any subtenant or assignee of Tenant, regardless of whether Landlord has consented to or approved such subletting or assignment.

                                       Initialed for Identification

                                       Landlord  /s/
                                               --------------------------------
                                       Tenant    /s/ ZY
                                               --------------------------------

                                    EXHIBIT "C"

                            ADDENDUM TO LEASE AGREEMENT


1. Landlord and Tenant acknowledge and agree that Tenant shall have no responsibility whatsoever for or with respect to any Hazardous Substance or other environmental problem or liability with respect to the Premises caused by Landlord or Landlord's tenants, agents, employees, contractors, subcontractors, guests or invitees.

2.   provided, however, that if such remedy cannot be completed within thirty
     (30) days, Landlord shall not be in default so long as Landlord has commenced to remedy such act or omission, and diligently pursues the completion of such remedy.

3. provided, however, that this provision shall not apply to any obligation or liability under this lease providing the payment of money when any such payment is due.